Exhibit 32.1

                             CERTIFICATION

               Certification of Chief Executive Officer

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                        18 U.S.C. Section 1350

       In connection with the Quarterly Report of North American Liability Group, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bradley Wilson, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and


2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.

Date: August 19, 2004



/s/ Bradley Wilson
----------------------------------
Bradley Wilson
Chief Executive Officer,
Chief Financial Officer, and
Principal Accounting Officer